UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

InVivo Therapeutics Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Kendall Square, Suite B14402

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 863-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 14, 2022, the Board of Directors of InVivo Therapeutics Holdings Corp. (the “Company”) approved a 1-for-25 reverse stock split of the Company’s authorized shares of common stock, par value $0.00001 per share (the “Common Stock”), accompanied by a corresponding decrease in the Company’s issued and outstanding shares of Common Stock (the “Reverse Stock Split”), such that, following the consummation of the Reverse Stock Split, the number of authorized shares of Common Stock shall be reduced from 50,000,000 to 2,000,000. The Reverse Stock Split will become effective at the effective time set forth in the Certificate of Change to be filed with the Secretary of State of the State of Nevada (the “Certificate of Change”). The Company expects to file the Certificate of Change following the completion of certain related administrative processes, which the Company expects to be on or about April 25, 2022, and anticipates that the effective time of the Reverse Stock Split will be on or about 5:00 pm New York time on April 26, 2022, with the Common Stock trading on a post-split basis under the Company's existing trading symbol, “NVIV,” at the market open on April 27, 2022. Fractional shares resulting from the Reverse Stock Split shall be rounded up to the nearest whole share, and all shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given stockholder shall be aggregated for the purpose of determining whether the Reverse Stock Split would result in the issuance of a fractional share. Pursuant to Section 78.209 of the Nevada Revised Statutes, the Company’s Board of Directors may take action to effect the Reverse Stock Split by filing a Certificate of Change with the Secretary of State of the State of Nevada without the consent of the Company’s stockholders.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements within the meaning of the federal securities laws. These statements can be identified by words such as “believe,” “anticipate,” “intend,” “estimate,” “will,” “may,” “should,” “expect,” “designed to,” “potentially,” and similar expressions. Any forward-looking statements contained herein are based on current expectations and are subject to a number of risks and uncertainties. Factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the proposed Reverse Stock Split and the administrative processes related thereto. Additional risk factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC, including quarterly reports on Form 10-Q and Current Reports on Form 8-K. The Company does not undertake to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: April 14, 2022	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer